Subsequent Events	3 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

21. Subsequent Events

On January 13, 2025, €10.0 million of the €225.0 million Revolving Credit Facility (RCF) was separated to a new Ancillary Facility to be used for guarantees. As a result, €215.0 million of the RCF is now available to be drawn.

Ivica Krolo was appointed as Chief Financial Officer of the Company's operating business effective from February 1, 2025. He succeeded Dr. Erik Massmann, who stepped down from his duties as of January 31, 2025. Following mutual agreement, Mark Jensen departed from his position as Chief Technical Operations Officer of the Company's operating business as of January 31, 2025.